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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 28, 2001


                        COMMISSION FILE NUMBER: 000-21729


                               THE VIALINK COMPANY
                         (Name of Issuer in its Charter)

          DELAWARE                                          73-1247666
(State of Other Jurisdiction                                (I.R.S. Employer
Incorporation or Organization)                              Identification No.)

   13155 NOEL ROAD, SUITE 800
         DALLAS, TEXAS                                      75240
(Address of Principal Executive Offices)                    (Zip Code)



                   COMPANY'S TELEPHONE NUMBER: (972) 934-5500



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  99.1 Press release announcing viaLink's withdrawal of the company's projections dated July 2, 2001.

ITEM 9.  REGULATION FD DISCLOSURE.

         We are furnishing the information set forth in this Item 9 without expressing any view as to whether it is material information, solely to avoid any issues relating to our compliance with Regulation FD.

         Press release announcing our withdrawal of our projections previously filed under Item 9 in our Form 8-K filed July 2, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE VIALINK COMPANY
                                            (Registrant)


                                         By:  /s/ William P. Creasman
                                            --------------------------------
                                                  William P. Creasman
                                                Chief Financial Officer

Date: September 28, 2001

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                        DESCRIPTION
---------                     -----------
 99.1          - Press release announcing viaLink's withdrawal of
                 the company's projections dated July 2, 2001.